PROSPECTUS
May 1, 2002

revised to
May 22, 2002

T. ROWE PRICE

Institutional
Large-Cap Growth
Fund

 A stock fund seeking long-term capital appreciation through investments in growth companies.
(R)
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price Institutional Equity Funds, Inc.
  T. Rowe Price Institutional Large-Cap Growth Fund
Prospectus


May 1, 2002 revised
to May 22, 2002



              ABOUT THE FUND
1
              Objective, Strategy, Risks, and Expenses    1

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              Other
              Information                                 4
               About the Fund
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              T. ROWE PRICE
               ACCOUNT
2             INFORMATION
              Pricing Shares and Receiving                5
              Sale Proceeds
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              Useful Information on
              Distributions                               6
              and Taxes
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              Transaction Procedures and                  9
              Special Requirements
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              MORE ABOUT THE FUND
3
              Organization and Management                 1
                                                          2
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              Understanding Performance Information       1
                                                          3
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              Investment Policies and Practices           1
                                                          4
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              Financial Highlights                        1
                                                          9
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              INVESTING WITH T. ROWE PRICE
4
              Account Requirements and                   20
              Transaction Information
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              Opening a New Account                      20

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              Purchasing Additional Shares               21

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              Exchanging and Redeeming                   21
              Shares
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              Rights Reserved by the Fund                22
              s
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              Information About Your Services            23

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 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $156.3 billion for more than eight million individual and institutional investor accounts as of December 31, 2001.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUND
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------

 What is the fund's objective?

   The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.


 What is the fund's principal investment strategy?

   In taking a growth approach to investment selection, we will invest at least 80% of net assets in the common stocks of large companies. A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of December 31, 2001 was 80,984.3 million, and is subject to change). We generally look for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, we believe that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

   In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


   . For details about the fund's investment program, please see the Investment
     Policies and Practices section.

T. ROWE PRICE
 What are the main risks of investing in the fund?

   Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

   There is additional risk with this fund because it is nondiversified and thus can invest more of its assets in a smaller number of companies. Thus, for example, poor performance by a single large holding of the fund would adversely affect fund performance more than if the fund held a larger number of companies.

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


   . The fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you are willing to accept the risk of investing in established growth stocks in an effort to achieve long-term capital growth, the fund could be appropriate for you. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.


   . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

INVESTING WITH T. ROWE PRICE
 How has the fund performed in the past?

   Because the fund commenced operations in 2001, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one calendar year.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 1  Fees and Expenses of the Fund*
                                  Annual fund operating expenses
                           (expenses that are deducted from fund assets)
 ------------------------------------------------------------------------------
  Management fee                              0.55%

  Other expenses                              4.61%

  Total annual fund
  operating expenses                          5.16%

  Fee
  waiver/reimbursement                        4.51%/a/

  Net expenses                                0.65%/a/
 ------------------------------------------------------------------------------


 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

 /a///To limit the fund's expenses during its initial period of operations, T.
   Rowe Price contractually obligated itself to waive fees and bear any expenses through December 31, 2002, that would cause the ratio of expenses to average net assets to exceed 0.65%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.65%; however, no reimbursement will be made after December 31, 2004, or if it would result in the expense ratio exceeding 0.65%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

             1 year                    3 years
    ----------------------------------------------------------
              $66                      $1,142
    ----------------------------------------------------------

T. ROWE PRICE
 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are some of the fund's potential rewards?

   The market frequently rewards growth stocks with price increases when earnings expectations are met or exceeded. A successful implementation of our strategy could lead to long-term growth of capital. By investing in large companies, the fund could be less risky than one focusing on less established or smaller companies while still offering significant appreciation potential.


 What is meant by a "growth" investment approach?

   Thomas Rowe Price, Jr. pioneered the growth stock theory of investing over 60 years ago. It is based on the premise that inflation represents a more serious long-term threat to an investor's portfolio than stock market fluctuations or recessions. Mr. Price believed that when a company's earnings grow faster than both inflation and the economy in general, the market will eventually reward its long-term earnings growth with a higher stock price. However, investors should be aware that, during periods of adverse economic and market conditions, stock prices may fall despite favorable earnings trends.


   . Growth investors look for companies with above-average earnings gains.


 What does the fund look for when selecting growth stocks?

   The fund generally looks for companies with one or more of the following:

  . An above-average growth rate  Superior growth in earnings and cash flow.

  . Operations in "fertile fields" The ability to sustain earnings momentum even during economic slowdowns by operating in industries or service sectors where earnings and dividends can outpace inflation and the overall economy.

  . A profitable niche A lucrative niche in the economy that enables the company to expand even during times of slow growth. Ideally, profit margins should be widening due to economic factors rather than one-time events such as lower taxes.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

 T. ROWE PRICE ACCOUNT INFORMATION
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for the fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds.

   The securities of funds investing in foreign markets are usually valued on the basis of the most recent closing market prices at 4 p.m. ET. Most foreign markets close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. ET will not be reflected in a fund NAV. However, if the fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. The fund may fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.


   . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

T. ROWE PRICE
   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale


   . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.


   . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTING WITH T. ROWE PRICE
   Income dividends
  . The fund declares and pays dividends (if any) annually.
  . Mutual fund dividends are eligible for the 70% deduction for dividends received by corporations to the extent the fund's income consists of dividends paid by U.S. corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.
  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information


   . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another. . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the average cost, single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you in the year in which they are paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state income taxes.

T. ROWE PRICE
   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss must be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares. Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease an ordinary income dividend. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

   Tax consequences of hedging
   For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital. Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.


   . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.


   . The preceding tax information summary does not apply to retirement accounts, which are not subject to current tax.

INVESTING WITH T. ROWE PRICE
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   All purchases must be paid for in U.S. dollars.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the transfer to clear. (The 10-day hold does not apply to purchases paid for by bank wire.)

   Telephone, Tele*Access/(R)/, and online account transactions
   You may access your account or conduct transactions using the telephone or Tele*Access, or online. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

   Large Redemptions
   Large redemptions can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem
   (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

   We also request that you give us three business days' notice for any redemption of $2 million or more.

T. ROWE PRICE
 Excessive Trading


   . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades or market timing in your account or accounts controlled by you can disrupt management of the fund and raise its expenses. To deter such activity, the fund has adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of the T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and one sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, or if your trade involves market timing, you are in violation of our excessive trading policy.

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, recordkeeper, or other third party, you can make one purchase and one sale involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases and redemptions are exempt from this policy. Transactions accepted by intermediaries in violation of this excessive trading policy or from persons believed to be market timers are subject to rejection or cancellation by the funds.


 Keeping Your Account Open

   To keep operating expenses lower, we ask you to maintain an account balance of at least $1,000,000. If your balance is below $1,000,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Signature Guarantees


   . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000 or 2) to wire redemption proceeds when prior authorization is not on file.
  . Remitting redemption proceeds to any person, address, or bank account not on record.

INVESTING WITH T. ROWE PRICE
  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.
  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The T. Rowe Price Institutional Equity Funds, Inc. (the "corporation") was incorporated in Maryland in 1996.

   Currently, the corporation consists of four series: Institutional Mid-Cap Equity Growth Fund, established in 1996, Institutional Small-Cap Stock Fund and Institutional Large-Cap Value Fund, both established in 2000, and Institutional Large-Cap Growth Fund, established in 2001. Each represents a separate series of shares with different objectives and policies. Each fund is described in a separate prospectus.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in income and capital gain distributions. . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
   If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.


 Who runs the fund?

   General Oversight
   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The majority of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price).

INVESTING WITH T. ROWE PRICE
   . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Robert W. Smith, Chairman, Robert W. Sharps, and Larry Puglia. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Smith has been chairman of the fund's committee since its inception. He joined T. Rowe Price in 1992 and has been managing investments since 1987.

   The Management Fee
   The fund pays the fund manager an annual investment management fee of 0.55% of the average daily net asset value of the fund. The fund calculates and accrues the fee daily.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our education and informational materials; in T. Rowe Price advertisements;
   and

   in the media.


 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

T. ROWE PRICE
 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in hybrid instruments are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

INVESTING WITH T. ROWE PRICE
 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.


   Nondiversified Status
   The fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund, which may subject the fund to greater risk with respect to its portfolio securities. However, because the fund intend to qualify as "regulated investment companies" under the Internal Revenue Code, the must invest so that, at the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of its total assets are invested in the securities of a single issuer and not more than 10% of the voting securities of any issuer are held by the fund.


   Fund investments may include the following:

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

T. ROWE PRICE
   Foreign Securities
   Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs and ADSs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local, political, and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of fund foreign investments that may be made in such countries.

   Operating policy Fund investments in foreign securities are limited to 10% of total assets.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero.


   . Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

   Operating policy Fund investments in hybrid instruments are limited to 10% of total assets.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy Fund investments in illiquid securities are limited to 15% of net assets.

INVESTING WITH T. ROWE PRICE
 Types of Investment Management Practices

   Reserve Position
   A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or more
   T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Futures and Options
   Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage fund exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and as a cash management tool. Call or put options may be purchased or sold on securities, financial indi ces, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

T. ROWE PRICE
   Operating policies Futures: Initial margin deposits and premiums on options used for nonhedging purposes will not exceed 5% of fund net asset value. Options on securities: The total market value of securities covering call or put options may not exceed 25% of fund total assets. No more than 5% of fund total assets will be committed to premiums when purchasing call or put options.

   Exchange Traded Funds (ETFs)
   These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

   Managing Foreign Currency Risk
   Investors in foreign securities may attempt to "hedge" their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of "forwards"- contracts to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on these instruments may also be used. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." If the fund were to engage in any of these foreign currency transactions, they would be primarily to protect a fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, which could reduce fund total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

   Lending of Portfolio Securities
   Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover
   Turnover is an indication of frequency of trading. The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A

INVESTING WITH T. ROWE PRICE
   high turnover rate may increase transaction costs, result in additional capital gain distributions, and reduce fund total return. The fund's portfolio turnover rate is shown in the Financial Highlights table.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 2, which provides information about the fund's financial history, is based on a single share outstanding throughout the period shown. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions and no payment of account or (if applicable) redemption fees). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.

 Table 2  Financial Highlights
                                                          10/31/01*
                                                           through
                                                           12/31/01
                                                      --------------------
 -----------------------------------------------------                    -----

  Net asset value, beginning of
  period                                                  $10.00
  Income From Investment Operations
  Net investment income                                    0.01/a/
                                       -----------------------------------
  Net gains or losses on securities                         1.39
  (both realized and unrealized)
                                       -----------------------------------
  Total from investment operations                          1.40
  Less Distributions
  Dividends (from net investment                           (0.01)
  income)
                                                      --------------------
  Distributions (from capital gains)                          --
                                       -----------------------------------
  Returns of capital                                          --
                                                      --------------------
  Total distributions                                      (0.01)
                                       -----------------------------------
  Net asset value, end of period                          $11.39
                                       -----------------------------------
  Total return                                             14.00%/a/
  Ratios/Supplemental Data
  Net assets, end of period (in                           $2,281
  thousands)
                                       -----------------------------------
  Ratio of expenses to average net                          0.65%/ab/
  assets
                                       -----------------------------------
  Ratio of net income to average net                        0.36%/ab/
  assets
                                       -----------------------------------
  Portfolio turnover rate                                   98.2%/b/
 ------------------------------------------------------------------------------


 * Inception date.

 /a/
   Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 12/31/02.

 /b/      Annualized.

 INVESTING WITH T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification
Number
We must have your correct Social Security or tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 30%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund's NAV on the redemption date.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Financial Institution Services promptly.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$1,000,000 minimum initial investment

All initial and subsequent investments must be made by bank wire.

By Wire
Call Financial Institution Services at 1-800-638-8797 for an account number and assignment to a dedicated service representative, and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh)
Receiving Bank ABA#:   043000096
Beneficiary:  T. Rowe Price [fund name]
Beneficiary Account:  1004397951
Originator to Beneficiary Information (OBI):
name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under "By Mail."

Note: Investment will be made, but no services will be established and IRS penalty withholding may occur until we receive a signed New Account Form.

INVESTING WITH T. ROWE PRICE
Regular Mail
T. Rowe Price Financial Institution Services
P.O. Box 17603
Baltimore, MD 21297-1603

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Financial Institution Services
Four Financial Center
4515 Painters Mill Road
Owings Mills, MD 21117



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100,000 minimum additional purchase

By Wire
Call Financial Institution Services or use the wire instructions listed in Opening a New Account.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers-By Wire under Information About Your Services. Please note that large redemption requests initiated through automated services may be routed to a service representative.

If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

T. ROWE PRICE
Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

For redemptions by electronic transfer, please see Information About Your Services.

By Phone
Call Financial Institution Services at 1-800-638-8797
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

Regular Mail
T. Rowe Price Financial Institution Services
P.O. Box 17603
Baltimore, MD 21297-1603

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Financial Institution Services
Four Financial Center
4515 Painters Mill Road
Owings Mills, MD 21117



 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange

INVESTING WITH T. ROWE PRICE
order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; (7) to waive any redemption, small account, maintenance or other fees charged to a group of shareholders; and (8) to act on instructions reasonably believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Financial Institution Services
1-800-638-8797
Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Financial Institution Services.

T. ROWE PRICE
Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Financial Institution Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

Automated Services
Tele*Access
1-800-638-2587
24 hours, 7 days
Tele*Access
24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) buy, sell, and exchange shares in your accounts (see Electronic Transfers in this section).

Subaccounting
Services
An institution may arrange for subaccounting services. Such services provide a master account record which links together individual accounts and provides the following information: account number, trade date, transaction, previous share balance, dollar amount of the current transaction, share price, number of shares purchased, new share balance, and the current market value of your group. The subaccounting agent reserves the right to charge a fee for such services or other shareholder services.

Telephone Services
Buy, sell, or exchange shares by calling one of our service representatives.

Electronic Transfers
By Wire
Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

For information
 Financial Institutions Division
 1-800-638-8797 toll free,
 410-581-7290 in Baltimore
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-8797.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
1940 Act File No. 811-07639

F139-040 5/22/02